LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP American Century Ultra® Fund

Supplement Dated November 6, 2024

to the Summary and Statutory Prospectuses dated April 26, 2024

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary and Statutory Prospectuses

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP American Century Ultra® Fund (the “Fund”). You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lincolnfinancial.com/lvip.

A.	Effective immediately, the Summary and Statutory Prospectuses for the LVIP American Century Ultra® Fund (the “Fund”) are revised as follows:

1.	All references to, and information regarding Micheal Li, in the Fund’s Summary and Statutory Prospectuses, are deleted in their entirety.

2.

The following replaces the information related to American Century Investment Management, Inc. (“American Century”) under the Portfolio Managers section of the Fund’s Summary and Statutory Prospectuses:

American Century Portfolio Managers	Company Title	Experience with Fund
Tong Li	Senior Quantitative Analyst and Portfolio Manager	Since July 2024

3.	The following replaces the information under the Management and Organization – American Century Portfolio Managers section of the Fund’s Statutory Prospectuses:

Keith Lee, Tong Li and Jeffrey R. Bourke are responsible for the day-to-day management of the Fund’s assets.

Tong Li, Senior Quantitative Analyst and Portfolio Manager, joined American Century in 2007 and has been a member of the team that manages the fund since 2012. In addition to co-managing the fund, he is responsible for the development and implementation of quantitative tools and models that analyze portfolio risk for this strategy as well as the U.S. Large Cap Quality Growth, U.S. Focused Dynamic Growth, and Health Care Impact Equity strategies. Previously, Tong was a quantitative researcher, providing quantitative research support to our investment teams, including testing security selection factors, enhancing risk management tools and supporting and validating product development efforts. Mr. Li holds a bachelor’s degree in physics from Tsinghua University in Beijing, China, a master’s degree in electrical engineering from Vanderbilt University and a master’s degree in business administration from the Booth School of Business at the University of Chicago.

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LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP American Century Ultra® Fund

Supplement Dated November 6, 2024

to the Statement of Additional Information (“SAI”) dated May 1, 2024

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the SAI

This Supplement updates certain information in the SAI for the LVIP American Century Ultra® Fund (the “Fund”). You may obtain copies of the Fund’s SAI free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lincolnfinancial.com/lvip.

1.	All references to, and information regarding Michael Li, in the SAI, are deleted in their entirety.

2.	The following supplements the information under Other Accounts Managed – American Century Investment Management, Inc.:

	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Tong Li1
Registered Investment Companies	3	$27,697	0	$0
Other Pooled Investment Vehicles	5	$5,322	0	$0
Other Accounts	2	$1,050	0	$0

1 Information is as of September 30, 2024.

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